UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 15, 2023
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ALICO, INC.
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(Exact name of registrant as specified in its charter)
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Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10070 Daniels Interstate Court, Suite 200, Fort Myers, FL 33913
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(Address of principal executive offices)(Zip Code)
239-226-2000
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(Registrant’s telephone number, including area code)
Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2023, Alico, Inc. (the “Company”) entered into a Fourteenth Amendment to Credit Agreement (the “Amendment”) with respect to its credit agreement dated as of December 1, 2014, as amended to date, by and among the Company, Alico-Agri, Ltd., Alico Plant World, L.L.C., Alico Fruit Company, LLC, Alico Land Development Inc., and Alico Citrus Nursery, LLC, as borrowers, and Rabo AgriFinance LLC, formerly known as Rabo AgriFinance, Inc. (“Rabo”), as lender (the “Credit Agreement”), under which, subject to the terms and conditions specified therein, Rabo consents to the Company granting to each of the parties specified in the Amendment an option to purchase land from the Company during time periods and for the amounts specified therein. The Amendment, among other things, (i) permits, subject to certain conditions, Dispositions (as defined in the Credit Agreement) by the Company of up to (a) $80 million and $15 million during the Company’s fiscal years ending September 30, 2024 and 2025, respectively, plus an additional $10 million if the Hendry Land Sale (as defined in the Amendment) is consummated during each such fiscal year and (b) $15 million during the fiscal year ending September 30, 2026 and each fiscal year thereafter and (ii) permits the sale leaseback of all or a portion of the citrus groves disposed of pursuant to the Hendry County Land Sale.

A copy of the Amendment is included as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description does not purport to be complete and is subject and qualified in its entirety by reference to the Amendment.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Fourteenth Amendment to Credit Agreement by and among Alico, Inc., Alico-Agri, Ltd., Alico Plant World, L.L.C., Alico Fruit Company, LLC, Alico Land Development Inc., Alico Citrus Nursery, LLC, and Rabo Agrifinance LLC (f/k/a Rabo Agrifinance, Inc.) dated December 15, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2023	ALICO, INC.

	By:	/s/ Bradley Heine

Bradley Heine
Chief Financial Officer